SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) - January 11, 1996
                                                          ----------------


                            AMERICAN ELECTROMEDICS CORP.
       -------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



           Delaware                 0-9922               04-2608713
       --------------------    ----------------   ------------------------
       (State or other         (Commission File        (IRS Employer
       jurisdiction of              Number)          Identification No.)
        Incorporation)


        13 Columbia Drive, Suite 18,  Amherst, New Hampshire       03031
       --------------------------------------------------------------------
         (Address of principal executive offices)                (zip code)



        Registrant's telephone number, including area code - (603) 880 - 6300
                                                             ----------------

                                      N/A
        ---------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


                                                         Page 1 of 15 Pages
                                                    Exhibit Index on Page 2

          Item 5.  OTHER EVENTS.


                    On January 11, 1996, American Electromedics Corp. ("AECO") purchased from Andy Rosch a fifty percent interest in Rosch GmbH Medizintechnik ("Rosch GmbH"), paying $500,000 and issuing 500,000 shares of AECO Common Stock, $.10 par value. Mr. Rosch, who then owned 100% of Rosch GmbH, will continue as managing director of Rosch GmbH. AECO and Rosch have entered into a Shareholders Agreement that gives AECO a joint role in major corporate and management decisions on behalf of Rosch GmbH.

                    Rosch GmbH is a marketing and distribution company based in Berlin Germany specializing in the distribution of healthcare products, including AECO products, to primary care physicians throughout Europe. In January 1996, Rosch GmbH sold its exclusive distributorship rights for a manufacturer's ear, nose and throat ("ENT") line of products in order to concentrate on AECO's products as well as other healthcare products. The ENT products had accounted for a substantial amount of Rosch GmbH's revenues in 1995.

                    AECO has been manufacturing products under the Rosch GmbH label for distribution by Rosch GmbH since 1992. AECO made the investment in Rosch GmbH in order to maintain and to expand the distribution of its existing product line throughout the European Community, and to seek opportunities which may arise out of the relationship with Rosch GmbH.


          Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:
                                                                    Page
                                                                    ----

               1.   Stock Purchase Agreement, dated as of            4
                    January 11, 1996, by and between American
                    Electromedics Corp. and Andy Rosch.

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             American Electromedics Corp.
                                             ----------------------------
                                                  (Registrant)


                                             By:   /s/ Michael T. Pieniazek
                                                   -------------------------
                                                   Michael T. Pieniazek
                                                   Chief Financial Officer

          January 26, 1996

                                 EXHIBIT INDEX


           Exhibit
           -------

              1            Stock Purchase Agreement, dated
                           January 11, 1996, by and between
                           American Electromedics Corp. and
                           Andy Rosch